EXHIBIT 10.3

                                                      Book 9117         Pg  1820

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                          MORTGAGE, SECURITY AGREEMENT
                            AND ASSIGNMENT OF LEASES

                                    MORTGAGOR


                       EQUITY ONE (ATLANTIC VILLAGE) INC.,
                              a Florida corporation

                                       and

                                   MORTGAGEE

                  SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY,
                            a Mississippi corporation

                             DATE: October 30, 1998

                             Mortgagee's Address is:
                          1401 Livingston Lane, (39213)
                               Post Office Box 78
                           Jackson, Mississippi 39205
               Attention: Mortgage Loan Administration Department

                             Mortgagor's Address is:
                           777 17th Street, Penthouse
                           Miami Beach, Florida 33139

               This Mortgage Prepared By and Record and Return To:

                            Jerrold A. Wish, Esquire
                             Greenberg Traurig, P.A.
                              1221 Brickell Avenue
                              Miami, Florida 33131
                                 (305) 579-0762

                                                                        Bk: 9117
                                                                 Pg: 1820 - 1856
                                                                   Doc# 98266973
                                                                Filed & Recorded
                                                                        11/02/98
                                                                   02:09:13 P.M.
                                                                   HENRY W. COOK
                                                             CLERK CIRCUIT COURT
                                                                DUVAL COUNTY, FL
                                                                   REC. $ 168.O0
                                                      OTHER/MTG/NOTE $ 17,500.00
                                                      INTANGIBLE TAX $ 10,000.00


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                                                             Book 9117   Pg 1821

                                             (Space reserved for Clerk of Court)


                        MORTGAGE, SECURITY AGREEMENT AND
                              ASSIGNMENT OF LEASES

     THIS MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES (this "MORTGAGE") is made as of October 30, 1998, by EQUITY ONE (ATLANTIC VILLAGE) INC., a Florida corporation, whose address is 777 17th Street, Penthouse, Miami, Beach, Florida 33139 ("MORTGAGOR"), in favor of SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY, a Mississippi corporation (the "MORTGAGEE").

                                  WITNESSETH:

     WHEREAS, Mortgagor is justly and lawfully indebted to Mortgagee for a loan of money (the "LOAN") in the amount of Five Million and No/100 Dollars ($5,000,000), as evidenced by that certain Promissory Note of even date herewith given by Mortgagor in favor of Mortgagee as the same may hereafter be amended, modified, consolidated, extended, renewal or replaced (the "Note"), such Note having a stated maturity date of November 1, 2018; and

     WHEREAS, the obligations secured by this Mortgage (the "OBLIGATIONS") are:
(i) payment and performance of all covenants, conditions, liabilities and obligations contained in, and payment of the indebtedness evidenced by the Note, together with interest and any other amounts payable thereunder; (ii) payment and performance of all covenants, conditions, liabilities and obligations of Mortgagor contained in this Mortgage and in all other documents now or hereafter executed by Mortgagor or any other Obligor relating to the Loan or held by Mortgagee relating to the Loan, as now existing or hereafter amended (collectively, the "LOAN DOCUMENTS"); (iii) all expenses and charges, including attorneys' fees, incurred by Mortgagee in collecting or enforcing any of the Obligations secured hereby; and (iv ) all other indebtedness, obligations and liabilities of Mortgagor to Mortgagee of every kind and description owing or which may become owing by Mortgagor to Mortgagee, howsoever evidenced, now or hereafter existing in favor of Mortgagee, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, secured or unsecured (collectively, the "OTHER INDEBTEDNESS"); and

     WHEREAS, Mortgagor and all makers, endorsers, sureties, guarantors, accommodation parties and all parties liable or to become liable with respect to the Obligations are each referred to herein as an "Obligor";

     NOW, THEREFORE, to secure the payment of the Obligations and the full and faithful performance of the covenants and agreements contained in this Mortgage and the other Loan Documents, Mortgagor hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, delivers, sets over, warrants and confirms to Mortgagee, and grants Mortgagee a security interest in:

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                                                             Book 9117   Pg 1822

                                             (Space reserved for Clerk of Court)


     All those certain lots, pieces, or parcels of land lying and being in Duval County, State of Florida, being legally described in EXHIBIT "A" attached hereto and made a part hereof (hereinafter referred to as the "LAND"), TOGETHER WITH the buildings and improvements now or hereafter situated thereon (the "IMPROVEMENTS").

     TOGETHER WITH all and singular the tenements, hereditaments, easements, rights-of-way, riparian rights and other rights now or hereafter belonging or appurtenant to the Land, and the rights (if any) in all adjacent roads, ways, streams, alleys, strips and gores, and the reversion or reversions, remainder and remainders, rents, royalties, income, issues and profits thereof, and all the estate, right, title, interest, property, claim and demand whatsoever of Mortgagor of, in and to the same and every part and parcel thereof, whether now owned or hereafter acquired by Mortgagor (the "RIGHTS");

     TOGETHER WITH any and all tangible property now or hereafter owned by Mortgagor and now or hereafter located at, affixed to, placed upon or used in connection with the Land or the Improvements, or any present or future improvements thereon, including without limitation: all machinery, Collateral, appliances, fixtures, conduits and systems for generating or distributing air, water, heat, air conditioning, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse, sewage or garbage, or for fire prevention or extinguishing; all elevators, escalators, lifts and dumbwaiters; all motors, engines, generators, compressors, pumps, lift stations, tanks, boilers, water heaters, furnaces and incinerators; all furniture, furnishings, fixtures, appliances, installations, partitions, shelving, cabinets, lockers, vaults and wall safes; all carpets, carpeting, rugs, underpadding, linoleum, tiles, mirrors, wall coverings, windows, storm doors, awnings, canopies, shades, screens, blinds, draperies and related hardware, chandeliers and light fixtures; all plumbing, sinks, basins, toilets, faucets, pipes, sprinklers, disposals, laundry appliances and Collateral, and kitchen appliances and Collateral; all alarm, safety, electronic, telephone, music, entertainment and communications Collateral and systems; all janitorial, maintenance, cleaning; window washing, vacuuming, landscaping, pool and recreational Collateral and supplies; and any other items of property, wherever kept or stored, if acquired by Mortgagor with the intent of incorporating them in and/or using them in connection with the Land or the Improvements; together also with all additions thereto and replacements and proceeds thereof; all of which foregoing items described in this paragraph are hereby declared to be part of the real estate and encumbered by this Mortgage (the "COLLATERAL"); and

     TOGETHER WITH (a) any and all awards or payments, including interest thereon and the right to receive the same, growing out of or resulting from any exercise of the power of eminent domain (including the taking of all or any part of the Land or the Improvements), or any alteration of the grade of any street upon which the Land abuts, or any other injury to, taking of, or decrease in the value of the Land or the Improvements or any part thereof; (b) all rights of Mortgagor in and to any hazard, casualty, liability, or other insurance policy carried for the

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                                                             Book 9117   Pg 1823

                                             (Space reserved for Clerk of Court)


benefit of Mortgagor and/or Mortgagee with respect to the Improvements or the Collateral, including without limitation any unearned premiums and all insurance proceeds or sums payable in lieu of or as compensation for any loss of or damage to all or any portion of the Improvements or the Collateral; (c) all rights of Mortgagor in and to all supplies and building materials, wherever located, for the construction or refurbishing of the Improvements, and any bill of lading, warehouse receipt or other document of title pertaining to any such supplies and materials; and (d) all rights of Mortgagor in, to, under, by virtue of, arising from or growing out of any and all present or future contracts, instruments, accounts, insurance policies, permits, licenses, trade names, plans, appraisals, reports, prepaid fees, choses-in-action, subdivision restrictions or declarations or other general intangibles whatsoever now or hereafter dealing with, affecting or concerning the Land or the Improvements or any portion thereof or interest therein, including but not limited to: (i) all contracts, plans and permits for or related to the Land or its development or the construction or refurbishing of the Improvements, (ii) any Agreements for the provision of utilities to the Land or the Improvements, (iii) all payment, performance and/or other bonds, (iv) any contracts now existing or hereafter made for the sale by Mortgagor of all or any portion of the Land or the Improvements, including any security and other deposits paid by any purchasers or lessees (howsoever such deposits may be held) and any proceeds of such sales contracts and lease contracts, including any purchase-money notes and mortgages made by such purchasers, and (v) any other contracts and agreements related to or for the benefit of the Land, Rights, Collateral and/or Improvements, including leases, repair and maintenance contracts and/or management agreements,
(vi) all funds, accounts, instruments, documents, accounts receivable, general intangibles, notes, and chattel paper arising from or by virtue of transactions related to the Land and Improvements, and (vii) any declaration of condominium, restrictions, covenants, easements or similar documents now or hereafter recorded against the title to all or any portion of the Land (the "INTANGIBLES");

     TO HAVE AND TO HOLD the above-described and granted Land, Improvements, Rights, Collateral and Intangibles (collectively referred to in this Mortgage as the "SECURITY PROPERTY") unto Mortgagee in fee simple forever.

     PROVIDED, HOWEVER, that these presents are upon the condition that if Mortgagor (a) shall pay or cause to be paid to Mortgagee the principal and all interest payable in respect of the Obligations at the time and in the manner stipulated in the Loan Documents, all without any deduction or credit for taxes or other similar charges paid by Mortgagor, (b) shall punctually perform, keep and observe all and singular the covenants and promises in the Loan Documents to be performed, kept and observed by and on the part of Mortgagor, and (c) shall not permit or suffer to occur any default under this Mortgage or any other Loan Document, then this Mortgage and all the interests and rights hereby granted, bargained, sold, conveyed, assigned, transferred, mortgaged, pledged, delivered, set over, warranted and confirmed shall cease, terminate and be void, but shall otherwise remain in full force and effect.

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                                                             Book 9117   Pg 1824

                                             (Space reserved for Clerk of Court)


     To secure payment of the Obligations and the full and faithful performance of the covenants and agreements in this Mortgage and the other Loan Documents, Mortgagor hereby grants, bargains, sells, conveys, assigns, transfers, pledges, sets over, warrants and confirms to Beneficiary a security interest in the Collateral and the Intangibles.

     Mortgagor covenants with and warrants to Mortgagee: (a) that Mortgagor has good and marketable title to the Security Property, is lawfully seized and possessed of the Land and Improvements in fee simple and has good right and authority to grant, sell, assign, mortgage and convey the same and to grant a security interest therein as provided herein, fully and absolutely waiving and releasing all rights and claims it may have in or to the Security Property as a homestead exemption or any federal, state or local law now or hereafter in effect; (b) that the Security Property is unencumbered and free and clear of all liens and security interests and title matters whatsoever except for any easements, restrictions or other title exceptions listed in the title insurance policy delivered to Mortgagee in connection with this Mortgage (the "PERMITTED EXCEPTIONS"); and (c) that Mortgagor is now in a solvent condition and no bankruptcy or insolvency proceedings are pending or contemplated by Mortgagor or against Mortgagor; and (d) that Mortgagor shall forever warrant and defend the Security Property unto Mortgagee, and the validity and priority of the lien of this Mortgage, against the lawful claims and demands of all persons whomsoever. This warranty of title shall survive the foreclosure of this Mortgage and insure to the benefit of and be enforceable by any person who may acquire the Security Property pursuant to foreclosure.

     Mortgagor further covenants and agrees with Mortgagee as follows:

     1. PAYMENT AND PERFORMANCE. Mortgagor shall pay all sums due Mortgagee at the time and in the manner provided in the Loan Documents, and Mortgagor shall otherwise perform, comply with and abide by each and every one of the stipulations, agreements, conditions and covenants contained in the Loan Documents.

     2. TAXES, ASSESSMENTS AND CHARGES. Mortgagor shall pay all taxes, assessments (whether general or special) and other charges whatsoever levied, assessed, placed or made against all or any part of the Security Property or any interest of Mortgagee therein, or against any Loan Document or any obligation thereunder. Mortgagor shall make such payment in full (and shall deliver to Mortgagee the paid receipts) not later than thirty (30) days before the last day upon which the same may be paid without the imposition of interest (except interest on special assessments payable by law in installments, in which case Mortgagor shall pay each such installment when due) or other late charge or penalty. If Mortgagor shall fail, neglect or refuse to pay any such taxes, assessments or other charges as aforesaid, then Mortgagee at its option may pay the same, and any funds so advanced by Mortgagee shall bear interest, shall be paid and shall be secured as provided in paragraph 14.


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                                                             Book 9117   Pg 1825

                                             (Space reserved for Clerk of Court)


     3. INSURANCE.

     (a) Mortgagor shall maintain property insurance with a reputable insurance company or companies with a Best's rating of A VIII or better, licensed in the state in which the Security Property is located and acceptable to Mortgagee, covering all the Improvements, the Collateral and all tangible personal property encumbered by this Mortgage, for an amount not less than their full insurable value on a replacement cost basis, without contribution or coinsurance (or with co-insurance and an agreed amount endorsement), but not less than the original amount of the Note for the benefit of Mortgagor and Mortgagee as their interests may appear, by policies on such terms, in such form and for such periods as Mortgagee shall require or approve from time to time, insuring with all risk or special form coverage against loss or damage by fire, lightning, flood, windstorm, hail, aircraft, riot, vehicles, explosion, smoke, falling objects, weight of ice or snow or sleet, collapse, sudden tearing asunder, breakage of glass, freezing, electricity, sprinkler leakage, water damage, sinkhole, earthquake, vandalism and malicious mischief, theft, riot attending a strike, civil commotion, loss of rents and other income (for no less than twelve (12) full months) and when and to the extent required by Mortgagee, against any other risks. Regardless of the types or amounts of insurance required and approved by Mortgagee, Mortgagor shall assign and deliver to Mortgagee all policies of insurance which insure against any loss or damage to the Security Property or any part thereof, as collateral and further security for the payment of the Obligations, with loss payable to Mortgagee pursuant to a standard mortgagee clause acceptable to Mortgagee. Mortgagee is hereby authorized at its option to settle and adjust any claims arising out of any insurance coverage so maintained by Mortgagor. Any expense incurred by Mortgagee in the adjustment and collection of insurance proceeds shall be reimbursed to Mortgagee first out of any insurance proceeds.


     (b) If Mortgagor fails to maintain such insurance in force, then Mortgagee at its option may effect such insurance from year to year and pay the premiums therefor, and any such sums advanced by Mortgagee shall bear interest, shall be paid and shall be secured as provided in paragraph 14.

     (c) If any insurance proceeds are received for loss or damage to the Improvements or the Collateral, then Mortgagee at its option may retain such proceeds and apply them toward the payment of the Obligations (in any order of priority Mortgagee may deem appropriate in its sole

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                                                             Book 9117   Pg 1826

                                             (Space reserved for Clerk of Court)


          discretion), or Mortgagee may disburse them to Mortgagor for the repair or restoration of the damaged Improvements or Collateral in the same manner as disbursements under a construction loan; Mortgagee shall not be obligated to see to the proper application by Mortgagor of any such disbursement.

     (d) Mortgagor shall obtain and carry commercial general liability insurance with a reputable insurance company or companies with a Best's rating of A VIII or better, licensed in the state in which the Security Property is located, and acceptable to Mortgagee, which policy shall name Mortgagor as insured and Mortgagee as additional insured, with initial limits of not less than One Million Dollars ($1,000,000) as to personal injury or death, and One Hundred Thousand Dollars ($100,000) with respect to property damage (or such greater or different limits which Mortgagee may require from time to time) and on such terms, in such form and for such periods as Mortgagee shall approve from time to time.

     (e) In the event of a foreclosure of this Mortgage, the purchaser of the Security Property shall succeed to all the rights of Mortgagor in and to all policies of insurance required under this Mortgage, including any right to unearned premiums.

     (f) Not less than thirty (30) days prior to the expiration date of each policy required under this Mortgage, Mortgagor shall deliver to Mortgagee a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to Mortgagee.

     (g) Each policy of insurance required under this Mortgage shall be non-cancelable without at least thirty (30) days' advance written notice to Mortgagee.

     (h) The insurance coverages required by this paragraph 3 may be included in a "blanket" policy or policies subject to Mortgagee's written approval, which approval shall not be unreasonably withheld.

     (i) All proceeds paid under any insurance policy will be paid to Mortgagee. However, Mortgagee agrees that such proceeds may be used for restoration of damaged Improvements if the following conditions are fulfilled:

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                                                             Book 9117   Pg 1827

                                             (Space reserved for Clerk of Court)


     1. No Event of Default has occurred or is continuing under this Mortgage, and no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default under this Mortgage.

     2.   Such restoration can be fully accomplished within one hundred eighty
          (180) days.

     3. Such restoration will be performed in accordance with plans and specifications approved in writing by Mortgagee.

     4. The cost of restoration does not exceed thirty percent (30%) of the outstanding Loan balance. Additionally, Mortgagee must be given satisfactory evidence that, by expenditure of the insurance proceeds, the damage to the Security Property can be fully repaired, free and clear of all liens, except for the lien of this Mortgage.

     5. No waiver of payments due under the Note or other Loan Documents occurs while the Security Property is being restored.

     6.   No insurer denies liability as to Mortgagor or the Security Property.

     If all of the above conditions are not satisfied, the proceeds will be applied to the outstanding principal balance of the Loan with all terms (including, but not limited to, repayments terms) remaining the same.

     If the above conditions are met, the insurance proceeds received, after deducting therefrom any expenses incurred in the collection thereof, shall be disbursed periodically in accordance with procedures established by Mortgagee as restoration work is completed.

     4. ESCROW ACCOUNT. At Mortgagee's option, Mortgagor shall pay to Mortgagee, together with and in addition to each regular installment of principal and/or interest payable under the Loan Documents, an amount deemed sufficient by Mortgagee to provide Mortgagee with funds in an escrow account sufficient to pay the taxes, assessments, insurance premiums and other charges next due at least thirty (30) days before the date the same are due. In no event shall Mortgagee be liable for any interest on any such funds held in the escrow account. At least thirty (30) days before the date the same are due, Mortgagor shall furnish to Mortgagee an official statement of the amount of said taxes, assessments, insurance premiums and other charges, and Mortgagee shall pay the same, but only if sufficient funds remain in the escrow account. In the event of any deficiency in the escrow account, Mortgagor shall upon notice from Mortgagee immediately deposit with Mortgagee such additional funds as Mortgagee may deem necessary to cure the deficiency, in its sole discretion. If Mortgagee elects to pay any such taxes, assessments,

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                                                             Book 9117   Pg 1828

                                             (Space reserved for Clerk of Court)


insurance premiums or other charges notwithstanding the escrow account deficiency, then all sums advanced by Mortgagee in excess of the escrow account balance shall bear interest, shall be paid and shall be secured as provided in paragraph 14. An official receipt for such sums shall be conclusive evidence of Mortgagee's payment and of the validity of the tax, assessment, insurance premium or other charge so paid. In the event of any default under this Mortgage or any other Loan Document, Mortgagee at its option may apply any or all funds in the escrow account against the Obligations or any other sums secured by this Mortgage, in any order of priority Mortgagee may deem appropriate in its sole discretion. At the time of any permitted transfer of the title to all of the Security Property then encumbered by this Mortgage, the balance in the escrow account shall inure to the benefit of such transferee without any specific assignment of such funds. Upon payment in full of the Obligations, the funds remaining in the escrow account (if any) shall be paid over to the record owner of the Security Property encumbered by this Mortgage as of the date of such full payment. Notwithstanding the foregoing, Mortgagee agrees not to exercise its right to collect escrows for insurance so long as (i) no Event of Default has occurred and is continuing; and (ii) all such insurance premiums are paid in a timely manner as and when due, and evidence of such payment is provided to Mortgagee no less than ten (10) days prior to any such payment being delinquent or overdue or beyond any deadline for maximum discounts, as determined by Mortgagee in Mortgagee's sole discretion.

     5. IMPROVEMENTS AND DEVELOPMENT. Without the prior written consent of Mortgagee, which Mortgagee may grant or withhold in its sole discretion, none of the Improvements covered by the lien of this Mortgage shall be removed, demolished or materially altered or enlarged (except as required in the event of fire, other casualty or condemnation). Notwithstanding the foregoing, Mortgagor shall have the right to remove and dispose of, free from the lien of this Mortgage, such Collateral as from time to time may become worn out or obsolete, provided that, simultaneously with or prior to such removal, Mortgagor shall have replaced any such Collateral with new Collateral (of at least the same quality as that of the replaced Collateral when it was new) which shall be free from any title retention or other security agreement or other encumbrance, and, by such removal and replacement, Mortgagor shall be deemed to have subjected such new Collateral to the lien of this Mortgage. Without the prior written consent of Mortgagee, which Mortgagee may grant or withhold in its sole discretion, Mortgagor shall not undertake any development of the Land, nor construct any new Improvements thereon, nor initiate or join in or consent to any new (or any change in any existing) private restrictive covenant, zoning ordinance, master plan, site plan, easement, or other public or private restrictions limiting or defining the uses which may be made of the Security Property or any part thereof. Mortgagor shall complete and pay for any permitted development and/or improvements undertaken on the Land within a reasonable time after commencing the same.

     6. MAINTENANCE AND REPAIR. Mortgagor shall do everything necessary to maintain the Security Property in good condition and repair, shall operate the Security Property in a first-

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                                                             Book 9117   Pg 1829

                                             (Space reserved for Clerk of Court)


class manner, shall not commit or suffer any waste, impairment, abandonment or deterioration of the Security Property, shall promptly pay all utility fees for services provided to the Security Property, and shall comply with (or cause compliance with) all applicable restrictive covenants and all statutes, ordinances and requirements of any governmental authorities having jurisdiction over the Security Property or the use thereof. In the event of any fire or other casualty loss or damage to all or any part of the Security Property, Mortgagor shall notify Mortgagee within forty-eight (48) hours of such occurrence. Mortgagor shall promptly repair, restore, replace or rebuild any part of the Security Property which may be damaged or destroyed by any casualty whatsoever or which may be affected by any condemnation, alteration of grade, or other public or quasi-public taking or injury, except to the extent precluded by Mortgagee's retention and application of the insurance or condemnation proceeds against the Obligations. If Mortgagor shall fail, neglect or refuse to repair or maintain the Security Property as aforesaid, then Mortgagee may at its option undertake such repairs or maintenance, and any funds advanced therefor by Mortgagee shall bear interest, shall be paid and shall be secured as provided in paragraph 14.

     7. ASSIGNMENT OF LEASES AND RENTS AND MANAGEMENT AGREEMENTS. As further consideration for the making of the Loan evidenced by the Note, Mortgagor hereby absolutely, presently and unconditionally assigns and transfers to Mortgagee all rents, income, issues and profits of the Security Property and all right, title and interest of Mortgagor in and under all leases, tenancies and occupancy agreements of any nature whatsoever (and any extensions and renewals thereof) now or hereafter affecting the Security Property (the "LEASES"), together with any guaranties thereof and any security deposits or prepaid rent or other deposits or advances thereunder to be applied by Mortgagee in payment of the Obligations, subject to the license granted to Mortgagor pursuant to Section 7. As further security for the repayment of the Obligations, Mortgagor hereby assigns and transfers to Mortgagee all right, title and interest of Mortgagor in and under all management agreements of any nature whatsoever (and any extensions and renewals thereof) now or hereafter affecting the Security Property (the "MANAGEMENT AGREEMENTS").

          (a) Mortgagor hereby empowers Mortgagee, its agents or attorneys, to demand, collect, sue for, receive, settle, compromise and give acquittances for all of the rents that may become due under the Leases and to avail itself of and pursue all remedies for the enforcement of the Leases and Mortgagor's rights thereunder that Mortgagor could have pursued but for this assignment. Mortgagee is hereby vested with full power and authority to use all measures, legal and equitable, deemed necessary or proper by Mortgagee to enforce this assignment, to collect the rents so assigned, and/or to cure any default and perform any covenant of Mortgagor as the landlord under any of the Leases, including without limitation the right to enter upon all or any part of the Security Property and to take possession

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                                                             Book 9117   Pg 1830

                                             (Space reserved for Clerk of Court)


              thereof to the extent necessary to exercise such powers. Mortgagee shall have the right (but not the obligation) to advance any sums necessary to exercise such powers, which sums shall bear interest, shall be paid and shall be secured as provided in paragraph 14. Mortgagor hereby empowers Mortgagee to use and apply all such rents and other income of the Security Property to the payment of the Obligations and all interest thereon and any other indebtedness or liability of Mortgagor to Mortgagee, and to the payment of the costs of managing and operating the Security Property, including without limitation: (i) taxes, special assessments, insurance premiums, damage claims, and the costs of maintaining, repairing, rebuilding, restoring and making rentable the Improvements; (ii) all sums advanced by Mortgagee (with interest thereon) for the payment of such costs or for any other reason permitted by this Mortgage or any other Loan Document; and
              (iii) all costs, expenses and attorney's fees incurred by Mortgagee in connection with the enforcement of this Mortgage and/or any Lease; all in such order of priority as Mortgagee may deem appropriate in its sole discretion.

          (b) Mortgagee shall not be obliged to press any of the rights or claims of Mortgagor assigned hereby, nor to perform or carry out any of the obligations of the landlord under any Lease, and Mortgagee assumes no duty or liability whatsoever in connection with or arising from or growing out of the covenants of Mortgagor in any Lease. This Mortgage shall not operate to make Mortgagee responsible for the control, care, management or repair of all or any part of the Security Property, nor shall it operate to make Mortgagee liable for (i) the performance or carrying out of any of the terms or conditions of any Lease, (ii) any waste of the Security Property by any tenant or any other person, (iii) any dangerous or defective condition of the Security Property, nor
              (iv) any negligence in the management, upkeep, repair or control of all or any part of the Security Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Mortgagor hereby indemnifies and holds Mortgagee harmless against any and all liability, loss, claim, damage, costs and attorney's fees whatsoever which Mortgagee may or might incur under any Lease or by reason of this assignment, and against any and all claims or demands whatsoever (and any related costs and attorney's fees) which may be asserted against Mortgagee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any Lease. Nothing herein contained shall be construed as constituting Mortgagee a trustee or mortgagee in possession.

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                                             (Space reserved for Clerk of Court)

          (c) Mortgagor, upon request of Mortgagee, shall promptly deliver to Mortgagee a true, correct and complete copy of each Lease as and when Mortgagor shall enter into the same, and Mortgagor shall procure and deliver to Mortgagee estoppel letters or certificates from each tenant, in form and substance satisfactory to Mortgagee, within thirty (30) days after Mortgagee's request therefor. Mortgagor hereby represents and warrants to Mortgagee (and shall be deemed to have represented and warranted to Mortgagee upon and as of the date of delivering to Mortgagee a copy of each Lease), except as previously or concurrently disclosed to and approved by Mortgagee in writing: (i) that each such copy delivered (or to be delivered) to Mortgagee is true, correct and complete; (ii) that Mortgagor is the sole owner of the entire landlord's interest in each Lease and has not previously assigned or pledged any Lease or any interest therein to any person other than Mortgagee; (iii) that all the Leases are in full force and effect and have not been altered, modified or amended in any manner whatsoever; (iv) that each tenant thereunder has accepted that tenant's respective premises and is paying rent on a current basis; (v) that no default exists on the part of such tenants or on the part of Mortgagor as landlord in their respective performances of the terms, covenants, provisions and agreements contained in the Leases; (vi) that no rent has been paid by any of the tenants for more than one (1) month in advance; (vii) that Mortgagor is not indebted to any tenant in any manner whatsoever so as to give rise to any right of set-off against or reduction of the rents payable under any Lease; and (viii) that no payment of rents to accrue under any Lease has been or will be waived, released, reduced, discounted or otherwise discharged or compromised by Mortgagor directly or indirectly, whether by assuming any tenant's obligations with respect to other premises or otherwise.

          (d) Mortgagor covenants and agrees with Mortgagee that each Lease shall remain in full force and effect irrespective of any merger of the interests of the landlord and tenant thereunder.

          (e) Mortgagor shall, at its own cost and expense, do the following with respect to any Leases of the Security Property: (i) faithfully abide by, perform and discharge each and every obligation, covenant and agreement under the Leases to be performed by the landlord under such Leases; (ii) enforce or secure the performance of each and every material obligation, covenant, condition and agreement of the Leases by the tenants thereunder to be performed; (iii) not borrow against, pledge or further assign any rental due under the Leases; (iv) not permit the prepayment of any rents

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                                                             Book 9117   Pg 1832

                                             (Space reserved for Clerk of Court)


              due under any Lease for more than one (1) month in advance nor for more than the next accruing installment of rents, nor anticipate, discount, compromise, forgive, or waive any such rents; (v) not waive, excuse, condone or in any manner release or discharge any tenants of or from the obligations, covenants, conditions, and agreements by said tenants to be performed under the Leases except in the ordinary and prudent course of business; (vi) not permit any tenant to assign or sublet its interest in its Lease unless required to do so by the terms of the Lease, and then only if such assignment does not work to relieve the tenant of any liability for payment of and performance of its obligations under the Lease unless the Lease so requires; (vii) not accept a surrender (unless required by the terms of a Lease) or terminate any Lease unless such lease would qualify as a "Permitted Lease" (as defined below) or the Mortgagor and tenant shall have executed a new Lease effective upon such surrender or termination for the same terms of years at a rental not less than as provided in and on terms no less favorable to the landlord than as in that Lease being replaced; (viii) not consent to a subordination of the interest of any tenant to any party other than Mortgagee and then only if specifically consented to by the Mortgagee; and (ix) not amend or modify any of the Leases or alter the obligations of the parties thereunder, except in the ordinary and prudent course of business which does not reduce the rent or diminish the term thereof or the obligations of the tenant thereunder or increase the term of the tenancy or impose additional obligations or burdens on the landlord.

          (f) Although Mortgagor and Mortgagee intend that this instrument shall be a present assignment of the Leases and the rents, income, issues and profits of the Security Property, it is expressly understood and agreed that so long as no Event of Default shall exist under this Mortgage and no default or event of default shall exist under any other Loan Document, Mortgagor may collect, and is hereby granted a license to collect, assigned rents, income, issues, and profits for not more than one (1) month in advance of the accrual thereof, but upon the occurrence of any such Event of Default under this Mortgage or the occurrence of any default or event of default under any other Loan Document, or at any time during its continuance, all rights and license of Mortgagor to collect or receive rents or profits shall wholly terminate upon notice from Mortgagee, and Mortgagee may apply all rents collected to the Obligations in such order and priority as Mortgagee so elects in its sole discretion. The tenants under all the Leases are hereby irrevocably authorized to rely upon and comply with (and shall be fully protected in so doing) any notice or demand by Mortgagee for the

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                                                             Book 9117   Pg 1833

                                             (Space reserved for Clerk of Court)


              payment to Mortgagee of any rental or other sums which may be or thereafter become due under the Leases, or for the performance of any of the tenants' undertakings under the Leases, and none of them shall have any right or duty to inquire as to whether any default hereunder or under any other Loan Document shall have actually occurred or is then existing.

          (g) Mortgagor has conditionally assigned to Mortgagee by separate agreement of even date herewith all Leases and rents with respect to the Security Property, which assignment is in addition to, and cumulative with, the assignment and rights granted to Mortgagee herein. Mortgagee shall have the right to approve any Management Agreement with respect to the Security Property hereafter entered into by Mortgagee, and all managers and management companies thereby selected by Mortgagor and, upon the occurrence of an Event of Default under this Mortgage or the occurrence of a default or event of default under any other Loan Document or under the Management Agreement, such Management Agreement may be terminated by Mortgagee at no cost to Mortgagee upon prior written notice to the manager under the Management Agreement. The manager under each existing Management Agreement has agreed to the foregoing and that its Management Agreement is subject and subordinate in all respects to this Mortgage. Any Management Agreement hereafter entered into by Grantor shall expressly provide that such Management Agreement may be terminated by Mortgagee at no cost to Mortgagee upon prior written notice to the manager under the Management Agreement and that the Management Agreement is subject and subordinate in all respects to this Mortgage. Mortgagor has heretofore delivered to Mortgagee a true and complete copy of any Management Agreements affecting the Security Property and any and all amendments or modifications thereof. Grantor agrees that it will not modify or amend any Management Agreement without Mortgagee's prior written consent.

          (h) Mortgagor shall not enter into any new lease with respect to the Security Property without Mortgagee's prior written consent. Notwithstanding the foregoing or any other contrary or inconsistent provision of this Mortgage or any other Loan Documents, so long as no Event of Default has occurred hereunder, Mortgagor may, without Mortgagee's consent, enter into new leases, or modify or amend existing leases, so long as such new or amended lease (a) has an initial lease term of no more than five (5) years and a total lease term, including available extensions, of no more than ten (10) years; and (b) leases space of no more than 7,500 square feet of building space (no vacant land may be leased); and
              (c) is entered into at

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                                                             Book 9117   Pg 1834

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              arms length, in the ordinary course of business, on market rates and terms, using sound business judgment, and (d) is on a standard lease form approved by Mortgagee in writing (herein called a "PERMITTED LEASE").

     8. FURTHER ENCUMBRANCES. Mortgagor shall not grant any other lien or mortgage on all or any part of the Security Property or any interest therein nor make any further assignment of the Leases and rentals of the Security Property without the prior written consent of Mortgagee, which Mortgagee may grant or withhold in its sole discretion; any such unpermitted lien or mortgage or assignment by Mortgagor, being herein called an "ENCUMBRANCE", shall entitle Mortgagee to declare the Obligations immediately due and payable and to foreclose this Mortgage. Any such other lien or mortgage or assignment shall be junior to this Mortgage and to all permitted tenancies now or hereafter affecting the Security Property or any portion thereof and shall be subject to all renewals, extensions, modifications, releases, interest rate increases, future advances, changes or exchanges permitted by this Mortgage, all without the joinder or consent of such junior lienholder or mortgagee or assignee and without any obligation on Mortgagee's part to give notice of any kind thereto. Mortgagor shall maintain in good standing any other mortgage or encumbrance to secure debt affecting any part of the Security Property from time to time and shall not commit or permit or suffer to occur any default thereunder, nor shall Mortgagor accept any future advance under or modify the terms of any such mortgage or encumbrance which may then be superior to the lien of this Mortgage. Except for encumbrances permitted by Mortgagee, Mortgagor shall not commit or permit or suffer to occur any act or omission whereby any of the security represented by this Mortgage shall be impaired or threatened, or whereby any of the Security Property or any interest therein shall become subject to any attachment, judgment, lien, charge or other encumbrance whatsoever, and Mortgagor shall immediately cause any such attachment, judgment, lien, charge or other encumbrance to be discharged or otherwise bonded or transferred to other security. Mortgagor shall not directly or indirectly do anything or take any action which might prejudice any of the right, title or interest of Mortgagee in or to any of the Security Property or impose or create any direct or indirect obligation or liability on the part of Mortgagee with respect to any of the Security Property.

     9. PROHIBITED TRANSFERS. Mortgagor shall not cause or permit or suffer to occur any of the following events (a "DISPOSITION") without the prior written consent of Mortgagee, which Mortgagee may grant or withhold in its sole discretion, and if any of the same shall occur without such consent, then Mortgagee shall have the right to declare the Obligations immediately due and payable and to foreclose this Mortgage: (a) if all or any portion of the legal or equitable or beneficial title to all or any portion of the Security Property or any interest therein shall in any manner whatsoever be sold, conveyed or transferred, either voluntarily or by operation of law; or (b) in the case of any portion of the Security Property directly or indirectly owned by a corporation (or a partnership or joint venture or limited liability company or trust or other business entity), if any stock or partnership interest or joint venture interest or member interest or beneficial interest in such owner shall be transferred (whether among the then existing partners,

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                                                             Book 9117   Pg 1835

                                             (Space reserved for Clerk of Court)


stockholders, members or other beneficial owners, or otherwise), or if such stock or partnership interest or joint venture interest or beneficial interest shall be assigned, pledged, hypothecated, mortgaged or otherwise encumbered. It is expressly agreed that, in connection with determining whether to grant or withhold consent to any Disposition or Encumbrance, the determination made by Mortgagee shall be conclusive and Mortgagee may require as conditions to granting such consent (1) an increase in the rate of interest payable under the Note, (2) payment to Mortgagee of a transfer fee, (3) payment of Mortgagee's reasonable attorneys' fees in connection with such Disposition or Encumbrance,
(4) the express assumption of the payment of the Obligations by the party to whom such Disposition will be made (with or without, in Mortgagee's sole discretion, the release of Mortgagor from liability for such Obligations).

     The following transfers shall not be in violation of this paragraph 9: (i) Public utility easements for the benefit of the Security Property; and (ii) involuntary conveyances which are removed or reconveyed within 90 days; and
(iii) a transfer as the result of the death of an obligor who is a natural person, provided that a transferee acceptable to the Beneficiary assumes the liability of the decedent with respect to the Loan within 90 days of the person's death; and (iv) trades of the publicly traded stock of Equity One, Inc., a Maryland corporation ("GUARANTOR"), in the ordinary course of business; and (v) changes in the corporate structure of Guarantor so long as (i) such changes do not directly affect Mortgagor or any of the Security Property, and
(ii) Guarantor's net worth before and after any such changes is and remains in excess of $50,000,000.00, as determined by Mortgagee, and in accordance with generally accepted accounting principles consistently applied.

     Notwithstanding the foregoing, Mortgagee will allow a one-time transfer of the Security Property with all terms of the Note otherwise remaining the same, if the following conditions are satisfied: (1) the Obligations are current and not in default of any kind at the time of transfer; (2) the transferee demonstrates financial credentials, creditworthiness, and management ability acceptable to Mortgagee in its sole discretion; (3) Mortgagee receives a transfer fee equal to one percent of the outstanding balance of the Obligations;
(4) the structure of the transaction, including the form of purchasing transferee entity, secondary financing (if any), third party guarantees and indemnifications and other fundamental matters, is acceptable to Mortgagee in its sole discretion; (5) the transferee executes an environmental certificate and indemnity agreement in form and content satisfactory to Mortgagee; (6) the transferee executes an assumption agreement and such other documentation reasonably requested by Mortgagee to evidence such transfer and to preserve and continue the security interests of Mortgagee in the Security Property and other collateral for the Obligations, in form and substance satisfactory to Mortgagee in Mortgagee's reasonable discretion; (7) the purchaser executes an indemnity agreement protecting Mortgagee against loss or damage because of the Security Property's failure to comply with applicable laws and governmental regulations, including those pertaining to access of handicapped or disabled persons; and (8) Mortgagee receives payment of all taxes, costs and expenses incurred in connection therewith, including Mortgagee's attorneys' fees.

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     10. FURTHER ASSURANCES. From time to time and on demand, Mortgagor shall execute and deliver to Mortgagee (and pay the costs of preparing and recording) any further instruments required by Mortgagee to reaffirm, correct or perfect the evidence of the Obligations secured hereby and the lien and security interest of Mortgagee in all the Security Property and all additions, replacements and proceeds, including but not limited to mortgages, security agreements, financing statements, assignments and renewal and substitution notes.

     11. ESTOPPEL LETTERS AND INFORMATION. Within three (3) days after request in person or within five (5) days after request by mail, Mortgagor shall furnish to Mortgagee a written statement, duly acknowledged, of the amount of principal and interest and other sums then owing on the Obligations and whether any offsets, counterclaims or defenses exist against the Obligations. Mortgagor shall promptly furnish to Mortgagee any financial or other information regarding Mortgagor or the Security Property required by any Loan Document or which Mortgagee may reasonably request from time to time.

     12. NOTICES. Whenever Mortgagor or Mortgagee are obliged to give notice to the other, such notice shall be in writing and shall be given personally, by an overnight courier which provides for a return receipt or by prepaid certified mail (return receipt requested), in which latter case notice shall be deemed effectively made when the receipt is signed or when the attempted initial delivery is refused or cannot be made because of a change of address of which the sending party has not been notified. Any notice to Mortgagee shall be addressed to the attention of a Vice President or higher officer. Until the designated addresses are changed by notice given in accordance with this paragraph, notice to either party shall be sent to the respective address set forth on the first page of this Mortgage.

     13. DEFAULT. At Mortgagee's option, all of the principal and interest and other sums secured by this Mortgage shall immediately or at any time thereafter become due and payable without notice to any Obligor, and Mortgagee shall immediately have all the rights accorded Mortgagee by law and hereunder to foreclose this Mortgage or otherwise to enforce this Mortgage and any other Loan Document, upon the occurrence of any of the following defaults (an "EVENT OF DEFAULT"): (a) failure to pay any sum due under any Loan Document and the expiration of the grace period (if any) provided therein; or (b) failure to pay any tax, assessment, utility charge, or other charge against the Security Property or any part thereof as and when required by this Mortgage; or (c) any waste, impairment, abandonment, deterioration, removal, demolition, material alteration or enlargement of any existing Improvements, or the commencement of construction of any new Improvements, in either case without the prior written consent of Mortgagee, which Mortgagee may grant or withhold in its sole discretion; or (d) failure to keep in force the policies of insurance required by this Mortgage or any other Loan Document; or (e) Mortgagor's failure or refusal to provide any estoppel certificate within the time required by this Mortgage; or (f) Mortgagor's recordation of any notice limiting the amount of future advances that may be secured by this Mortgage; or (g) any unpermitted sale, transfer

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                                                             Book 9117   Pg 1837

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(whether voluntary or by operation of law), conveyance or further encumbering of all or any part of the Security Property or any interest therein, or the additional assignment of all or any part of the rents, income or profits arising therefrom; or (h) Mortgagor's failure to remove any involuntary lien on the Security Property or any part thereof within twenty (20) days after its filing, or the filing of any suit against the Security Property upon any claim or lien other than this Mortgage (whether superior or inferior to this Mortgage); or (i) Mortgagor's failure to comply within ten (10) days with a requirement, order or notice of violation of a law, ordinance, or regulation issued or promulgated by any political subdivision or governmental department claiming jurisdiction over the Security Property or any operation conducted on the Security Property (or, if such order or notice provides a time period for compliance, Mortgagor's failure to comply within such period), or, in the case of a curable noncompliance requiring longer than the applicable time period for its cure, Mortgagor's failure to commence to comply with said order or notice within said period or failure thereafter to pursue such cure diligently to completion; or
(j) the issuance of any order by the state in which the Security Property is located, or any subdivision, instrumentality, administrative board or department thereof, declaring unlawful or suspending any operation conducted on the Security Property; or (k) if any representation, warranty, affidavit, certificate or statement made or delivered to Mortgagee by or on behalf of any Obligor from time to time in connection with the Obligations or this Mortgage or any other Loan Document shall prove false, incorrect or misleading in any respect deemed material by Mortgagee; or (l) the dissolution or merger or consolidation or termination of existence of any other Obligor, or the failure or cessation or liquidation of the business of any Obligor, or if the person(s) controlling any Obligor which is a business entity shall take any action authorizing or leading to the same; or (m) any default by any Obligor in the payment of any indebtedness for borrowed money (whether direct or contingent and whether matured or accelerated) to Mortgagee, or if any Obligor shall become insolvent or unable to pay such Obligor's debts as they become due; or (n) the disposition or transfer or exchange of all or substantially all of any Obligor's assets for less than fair market value, or the issuance of any levy, attachment, charging order, garnishment or other process against the Security Property, or the filing of any lien against the Security Property (and the expiration of any grace period provided in any Loan Document for the discharge of such lien); or
(o) if any Obligor shall make an assignment for the benefit of creditors, file a petition in bankruptcy, apply to or petition any tribunal for the appointment of a custodian, receiver, intervenor or trustee for such Obligor or a substantial part of such Obligor's assets, or if any Obligor shall commence any proceeding under any bankruptcy, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if any Obligor shall by act or omission approve, consent to or acquiesce in the filing of any such petition or application against such Obligor or the appointment of any such custodian, receiver, intervenor or trustee or the commencement of any such proceeding against such Obligor or the entry of an order for relief with respect to such Obligor, or if any such petition or application shall have been filed or proceeding commenced against any Obligor which remains undismissed for thirty (30) days or more or in which an order for relief is entered, or if any Obligor shall suffer any such appointment of a custodian, receiver, intervenor or trustee to

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                                                             Book 9117   Pg 1838

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continue undischarged for thirty (30) days or more; or (p) if any Obligor while insolvent shall have concealed, transferred, removed, or permitted to be concealed or transferred or removed, any part of such Obligor's property with intent to hinder, delay or defraud any of such Obligor's creditors, or if any Obligor shall have made or suffered a transfer of any of such Obligor's properties which may be invalid under any bankruptcy, fraudulent conveyance, preference or similar law, or if any Obligor while insolvent shall have made any transfer of such Obligor's properties to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; or (q) Mortgagor's failure to provide the documents required by paragraph 29 after 15 days' written notice; or (r) the existence of any uncured default under any other mortgage or encumbrance affecting any part of the Security Property then encumbered by this Mortgage (in the case of a default for which such mortgage or other encumbrance provides a grace period, if the default remains uncured after the expiration of that grace period), or Mortgagor's acceptance of any future advance under, or modification of the terms of, any such other mortgage or encumbrance which may then be superior to the lien of this Mortgage; or (s) Mortgagee's election to declare the Obligations due and payable under the provisions of any other Loan Document; or (t) any default in the observance or performance of any other covenant or agreement of any Obligor in this Mortgage or any other Loan Document, the occurrence of any other event prohibited by the terms of this Mortgage or any other Loan Document, or the violation of any other provision of this Mortgage or any other Loan Document. No consent or waiver expressed or implied by Mortgagee with respect to any default under this Mortgage shall be construed as a consent or waiver with respect to any further default of the same or a different nature; and no consent or waiver shall be deemed or construed to exist by reason of any curative action initiated by Mortgagee or any other course of conduct or in any other manner whatsoever except by a writing duly executed by Mortgagee, and then only for the single occasion to which such writing is addressed. In order to declare the Obligations due and payable because of Mortgagor's failure to pay any tax, assessment, insurance premium, charge, liability, obligation or encumbrance upon the Security Property as required by this Mortgage, or because of any other default, Mortgagee shall not be required to pay the same or to advance funds to cure the default, notwithstanding Mortgagee's option under this Mortgage or any other Loan Document to do so; no such payment or advance by Mortgagee shall be deemed or construed a waiver of Mortgagee's right to declare the Obligations due and payable on account of such failure or other default.

     Notwithstanding the foregoing to the contrary, no non-monetary default shall be deemed an Event of Default if (a) the default is curable; and (b) such default is cured within fifteen (15) days after Mortgagor's receipt of written notice thereof or, if not curable with due diligence within fifteen (15) days, Mortgagor commences such cure within such fifteen (15) days and diligently prosecutes such cure to completion, as determined by Mortgagee.

     14. ADVANCES BY MORTGAGEE. In the event of any default in the performance of any of Mortgagor's covenants or agreements contained in this Mortgage or any other Loan Document or the violation of any term thereof, Mortgagee shall have the right (but in no event the

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                                                             Book 9117   Pg 1839

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obligation) at its option to cure the default or take any other action Mortgagee deems necessary or desirable to protect its security (including without limitation the payment of any taxes, assessments, insurance premiums, charges, liens or encumbrances required of Mortgagor under this Mortgage), without thereby waiving any rights or remedies otherwise available to Mortgagee. If Mortgagee shall elect to advance at any time any sum(s) for the protection of its security or for any other reason permitted or provided by any of the terms of this Mortgage or any other Loan Document, then such sum(s) shall be deemed Obligations, shall be repaid by Mortgagor on demand, shall be secured by this Mortgage and shall bear interest until paid at the lesser of the non-default interest rate provided for in /Section/2 of the Note plus five percent (5%) per annum, or at the highest rate allowed by applicable law, commencing on the date they are advanced by Mortgagee. Mortgagee's lien on the Security Property for such advances shall be superior to any right or title to, interest in, or claim upon all or any portion of the Security Property junior to the lien of this Mortgage.

     15. RECEIVER. In addition to all other remedies herein provided for, Mortgagor agrees that upon the occurrence of an Event of Default, the Mortgagee shall, as a matter of right, be entitled to an ex parte appointment of a receiver or receivers for all or any part of the Security Property without regard to the value of the Security Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by the Mortgagee, but nothing herein is to be construed to deprive the Mortgagee of any other right, remedy or privilege it may now have under the law to have a receiver appointed; provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of the Mortgagee to receive payment of the rents and income. Any money advanced by the Mortgagee in connection with any such receivership shall be a demand obligation owing by Mortgagor to the Mortgagee and shall bear interest from the date of making such advancement by the Mortgagee until paid at the default rate provided in the Note and shall be a part of the Obligations and shall be secured by this Mortgage and by every other instrument securing the Obligations. The receiver or his agents shall be entitled to enter upon and take possession of any and all of the Security Property. The receiver, personally or through its agents or attorneys, may exclude Mortgagor and its agents, servants and employees wholly from the Security Property and have, hold, use, operate, manage and control the same and each and every part thereof, and keep insured, the properties, equipment and apparatus provided or required for use in connection with the business or business operated on the Security Property, and make all such necessary and proper repairs, renewals and replacements and all such useful alterations, additions, betterments and improvements as the receiver may deem judicious. Such receivership shall, at the option of the Mortgagee, continue until full payment of all sums, hereby secured, then due and payable or until title to the Security Property shall have passed by foreclosure sale under this Mortgage and the period of redemption, if any, shall have expired.

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     16. REMEDIES.

         (a) Upon the occurrence of an Event of Default, the remedies available to Mortgagee shall include, but not necessarily be limited to, any one or more of the following:

              (i) Mortgagee may declare the entire unpaid balance of the Note and all accrued interest thereon, together with the prepayment premium (as defined in the Note), immediately due and payable without further notice;

              (ii) Mortgagee may take immediate possession of the Security Property or any part thereof (which Mortgagor agrees to surrender to Mortgagee) and manage control or lease the same to such person or persons and at such rental as it may deem proper and collect all the rents, issues and profits therefrom, including those past due as well as those thereafter accruing, with the right in the Mortgagee to cancel any lease or sublease for any cause which would entitle Mortgagor to cancel the same; to make such expenditures for maintenance, repairs and costs of operation as it may deem advisable; and after deducting the cost thereof and a commission of five (5%) percent upon the gross amounts of rents collected, to apply the residue to the payment of any sums which are unpaid hereunder or under the Note. The taking of possession under this paragraph shall not prevent concurrent or later proceedings for the foreclosure sale of the Security Property as provided elsewhere herein;

              (iii) Mortgagee shall have the right to foreclose this Mortgage and in case of sale in action or proceeding to foreclose this Mortgage, the Mortgagee shall have the right to sell the Security Property covered hereby in parts or as an entirety. It is intended hereby to give to the Mortgagee the widest possible discretion permitted by law with respect to all aspects of any such sale or sales;

              (iv) Without declaring the entire unpaid principal balance due, the Mortgagee may foreclose only as to the sum past due, without injury to this Mortgage the displacement or impairment of the remainder of the lien thereof, and at such foreclosure sale the Premises shall be sold subject to all remaining items of indebtedness; and Mortgagee may again foreclose, in the same manner, as often as there may be any sum past due;

              (v) Mortgagor hereby waives any appraisement before sale of any portion of the Security Property, commonly known as appraisement laws, the benefit of any laws now or hereafter enacted which in any way may extend the time for enforcement of the collection of the indebtedness secured hereby or creating or extending any period of redemption from any sale made in collecting said indebtedness, commonly known as stay laws and redemption laws, all rights of marshalling in the event of foreclosure of any lien or security interest created by this Mortgage and;

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                                                             Book 9117   Pg 1841

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              (vi) The Note provides that in the event the Mortgagee must accelerate the debt secured hereunder because of Mortgagor's default, including the unauthorized transfer sale or assignment of the Security Property as specified in Section 9 above, Mortgagee shall be entitled to the prepayment premium (as defined in the Note) as agreed liquidated damages to compensate the Mortgagee hereof for its failure to receive the stated interest rate yield for the stated term of the Note.

          (b) Mortgagor expressly agrees on behalf of itself, its successors and assigns and any future owner of the Security Property, or any part thereof or interest therein as follows:

              (i) All remedies available to Mortgagee with respect to this Mortgage shall be cumulative and may be pursued concurrently or successively. No delay by Mortgagee in exercising any such remedy shall operate as a waiver thereof or preclude the exercise thereof during the continuance of that or any subsequent default;

              (ii) The obtaining of a judgment or decree on the Note, whether in the State of Florida or elsewhere, shall not in any manner affect the lien of this Mortgage upon the Premises covered hereby, and any judgment or decree so obtained shall be secured hereby to the same extent as said Note is now secured;

              (iii) In event of any foreclosure sale hereunder, all net proceeds shall be available for application to the indebtedness hereby secured whether or not such proceeds may exceed the value of the Security Property for recordation tax, mortgage tax, insurance or other purposes; and

              (iv) The only limitation upon the foregoing instruments as to the exercise of Mortgagee's remedies is that there shall be but one full and complete satisfaction of the indebtedness secured hereby.

          (c) Mortgagee shall be entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Mortgage or the Note secured hereby or under any other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, where by mortgage, deed or trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may in its absolute discretion

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                                                             Book 9117   Pg 1842

                                             (Space reserved for Clerk of Court)


              determine. No remedy herein conferred upon or reserved by Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. every power or remedy given to Mortgagee or to which it may be otherwise entitled, may be exercised, concurrently or independently from time to time and as often as may be deemed expedient by Mortgagee and it may pursue inconsistent remedies.

     17. NO JURY TRIAL. Mortgagee, Mortgagor and each Obligor hereby severally, voluntarily, knowingly and intentionally WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY in any legal action or proceeding arising under or in connection with this Mortgage or any other Loan Document or concerning the Obligations and/or the Security Property or pertaining to any transaction related to or contemplated in this Mortgage, regardless of whether such action or proceeding concerns any contractual or tortuous or other claim. Each Obligor severally acknowledges that this waiver of jury trial is a material inducement to Mortgagee in extending the credit described herein, that Mortgagee would not have extended such credit without this jury trial waiver, and that such Obligor has been represented by an attorney or has had an opportunity to consult with an attorney regarding this Mortgage and understands the legal effect of this jury trial waiver.

     18. FEES AND EXPENSES. Mortgagor shall pay any and all costs, expenses and attorney's fees incurred by Mortgagee (regardless of whether in connection with any action, proceeding or appeal) to sustain the lien of this Mortgage or its priority, to protect or enforce any of Mortgagee's rights under this Mortgage or under any other Loan Document, to recover any indebtedness secured hereby, to contest or collect any award or payment in connection with the taking or condemnation of all or any part of the Security Property, or for any title examination or abstract preparation or appraisal or title insurance policy relating to the Security Property, and all such sums shall bear interest, shall be paid and shall be secured as provided in paragraph 14.

     19. CONDEMNATION. Immediately upon obtaining knowledge of the institution or pending institution of any proceedings for the condemnation of the Security Property or any portion thereof, Mortgagor shall notify Mortgagee thereof. Mortgagee may participate in any such proceedings and may be represented therein by counsel of its selection, and Mortgagor will deliver to Mortgagee all instruments requested by Mortgagee from time to time to permit or facilitate such participation. In the event of any such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to Mortgagee, and Mortgagee shall not be obligated to question the amount of any such award or compensation. At Mortgagee's option, all or any portion of the award or compensation shall be applied toward payment of the Obligations (in any order of priority Mortgagee may deem appropriate in its sole discretion) or shall be disbursed to Mortgagor from time to time for the restoration of the Security Property in

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                                                             Book 9117   Pg 1843

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the same manner as disbursements under a construction loan; Mortgagee shall not be obligated to see to the proper application by Mortgagor of any such disbursement. Notwithstanding any such condemnation award or compensation or the rate of interest payable thereon, Mortgagor shall continue to pay interest on the Obligations except to the extent that Mortgagee shall have actually received and applied the award or compensation against the Obligations. If all of the Security Property is so taken but the award or compensation is insufficient to pay the Obligations in full, then at Mortgagee's option the unpaid balance shall be immediately due and payable.

     All proceeds paid under any condemnation will be paid to Mortgagee. However, notwithstanding the foregoing to the contrary, Mortgagee agrees that such proceeds may be used for restoration of damaged Improvements if the following conditions are fulfilled:

          1. No Event of Default has occurred or is continuing under this Mortgage, and no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default under this Mortgage.

          2. Such restoration can be fully accomplished within one hundred eighty (180) days.

          3. Such restoration will be performed in accordance with plans and specifications approved in writing by Mortgagee.

          4. The cost of restoration does not exceed thirty percent (30%) of the outstanding Loan balance. Additionally, Mortgagee must be given satisfactory evidence that, by expenditure of the condemnation proceeds, the damage to the Security Property can be fully repaired, free and clear of all liens, except for the lien of this Mortgage.

          5. No waiver of payments due under the Note or other Loan Documents occurs while the Security Property is being restored.

     If all of the above conditions are not satisfied, the proceeds will be applied to the outstanding principal balance of the Loan with all terms (including, but not limited to, repayments terms) remaining the same.

     If the above conditions are met, the condemnation proceeds received, after deducting therefrom any expenses incurred in the collection thereof, shall be disbursed periodically in accordance with procedures established by Mortgagee as restoration work is completed.

     20. DOCUMENTARY STAMPS AND INTANGIBLE TAXES. If at any time the state in which the Security Property is located shall determine that an intangible tax, documentary tax or other similar tax shall be paid in connection with this Mortgage is insufficient or that additional

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                                                             Book 9117   Pg 1844

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intangible or other tax should be paid, then Mortgagor shall pay for the same, together with any interest or penalties imposed in connection with such determination, and Mortgagor hereby agrees to indemnify and hold Mortgagee harmless therefrom. If any such sums shall be advanced by Mortgagee, they shall bear interest, shall be paid and shall be secured as provided in paragraph 14.

     21. NO SHIFT OF TAXES. If any federal, state or local law shall hereafter be enacted which (a) for the purpose of ad valorem taxation shall deduct the amount of any lien from the value of real property, or (b) shall impose on Mortgagee the payment of all or any part of the taxes or assessments or charges required to be paid hereunder by Mortgagor, or (c) shall change in any way the laws for the taxation of mortgages or debts secured thereby or Mortgagee's interest in the Security Property, or shall change the manner of collecting such taxes, so as to affect this Mortgage or the debt secured hereby or the holder thereof, then upon demand Mortgagor shall pay such taxes or assessments or charges imposed on Mortgagee or shall reimburse Mortgagee therefor; provided, however, that if in the opinion of Mortgagee's counsel the requirement that Mortgagor make such payments might be unlawful or might result in the imposition of interest in excess of the maximum lawful rate, then Mortgagee shall have the right to declare the Obligations to be due and payable thirty (30) days after notice thereof to Mortgagor.

     22. UNIFORM COMMERCIAL CODE. This Mortgage is a "security agreement" and creates a "security interest" in favor of Mortgagee as a "secured party" with respect to all property included in the Security Property which is covered by the Uniform Commercial Code, including but not limited to the Collateral and Intangibles. Upon default under this Mortgage or any other Loan Document, Mortgagee may at its option pursue any and all rights and remedies available to a secured party with respect to any portion of the Security Property so covered by the Uniform Commercial Code, or Mortgagee may at its option proceed as to all or any part of the Security Property in accordance with Mortgagee's rights and remedies in respect of real property to the extent permitted by law. Mortgagor and Mortgagee agree that the mention of any portion of the Security Property in a financing statement filed in the records normally pertaining to personal property shall never derogate from or impair in any way their declared intention that all items of collateral described in this Mortgage are part of the real estate encumbered hereby to the fullest extent permitted by law, regardless of whether any such item is physically attached to the Improvements or whether serial numbers are used for the better identification of certain items of Collateral. Specifically, the mention in any such financing statement of (a) the rights in or the proceeds of any insurance policy, (b) any award in eminent domain proceedings for a taking or for loss of value, (c) Mortgagor's interest as lessor in any present or future Lease or right to income growing out of the use or occupancy of the Land or Improvements, whether pursuant to Lease or otherwise, or (d) any other item included in the definition of the Security Property shall never be construed to alter any of the rights of Mortgagee as determined by this Mortgage or to impugn the priority of Mortgagee's lien and security interest with respect to the Security

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Property; such mention in a financing statement is declared to be for the protection of Mortgagee in the event any court shall hold that notice of Mortgagee's priority of interest with respect to any such portion of the Security Property must be filed in the Uniform Commercial Code records in order to be effective against or to take priority over any particular class of persons, including but not limited to the federal government and any subdivision or instrumentality of the federal government.

     23. PAYMENTS TO MORTGAGEE. Any payment made in accordance with the terms of the Loan Documents by any person at any time liable for the payment of the whole or any part of the Obligations, by any subsequent owner of the Security Property, or by any other person whose interest in the Security Property might be prejudiced in the event of a failure to make such payment (or by any partner, stockholder, officer or director of any such person), shall be deemed, as between Mortgagee and all such persons who at any time may be so liable or may have an interest in the Security Property, to have been made on behalf of all such persons. Mortgagee's acceptance of any payment which is less than full payment of all amounts then due and payable to Mortgagee, even if made by one other than the person liable therefor, shall not constitute a waiver of any rights or remedies of Mortgagee.

     24. CONSENT TO CHANGES. Mortgagor consents and agrees that, at any time and from time to time without notice, (a) Mortgagee and the owner(s) of any collateral then securing the Obligations may agree to release, increase, change, substitute or exchange all or any part of such collateral, and (b) Mortgagee and any person(s) then primarily liable for the Obligations may agree to renew, extend or compromise the Obligations in whole or in part or to modify the terms of the Obligations in any respect whatsoever. Mortgagor agrees that no such release, increase, change, substitution, exchange, renewal, extension, compromise or modification, no sale of the Security Property or any part thereof, no forbearance on the part of Mortgagee, nor any other indulgence given by Mortgagee (whether with or without consideration) shall relieve or diminish in any manner the liability of any Obligor, nor adversely affect the priority of this Mortgage, nor limit or prejudice or impair any right or remedy of Mortgagee. All Obligors and all those claiming by, through or under any of them hereby jointly and severally waive any and all right to prior notice of, and any and all defenses or claims based upon, any such release, increase, change, substitution, exchange, renewal, extension, compromise, modification, sale, forbearance or indulgence.

     25. GOVERNING LAW. This Mortgage shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, excepting only that federal law shall govern to the extent it may permit Mortgagee to charge, from time to time, interest on the Obligations at a rate higher than may be permissible under applicable law.

     26. NO USURY. All amounts paid on this Note which are deemed interest shall, for the purpose of the calculation provided for herein, be deemed and considered to be spread over the

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                                                             Book 9117   Pg 1846

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entire period from the date hereof to the date of final payment of the Note. In no event shall any agreed to or actual exaction charged, reserved or taken as an advance or forbearance by Mortgagee as consideration for the Obligations exceed the limits (if any) imposed or provided by the law applicable from time to time to the Obligations for the use or detention of money or for forbearance in seeking its collection; Mortgagee hereby waives any right to demand any such excess. In the event that the interest provisions of the Loan Documents or any exactions required thereunder shall result at any time or for any reason in an effective rate of interest that transcends the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall automatically be reduced to such limit and all sums received by Mortgagee in excess of those lawfully collectible as interest shall be applied against the principal of the Obligations immediately upon Mortgagee's receipt thereof, with the same force and effect as though the payor had specifically designated such extra sums to be so applied to principal and Mortgagee had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

     27. SEVERABILITY. Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     28. INSPECTION AND WATCHMEN. Mortgagee and any persons authorized by Mortgagee shall have the right, from time to time at the discretion of Mortgagee, to enter and inspect the Security Property. At any time after default under the terms of this Mortgage or any other Loan Document, if any of the Improvements or Collateral shall be unprotected or unguarded, or if any of the Improvements shall be allowed to remain vacant or deserted, then at its option Mortgagee may employ watchmen for the Security Property and expend any monies deemed necessary by Mortgagee to protect the same from waste, vandalism and other hazards, depredation or injury, and any sums expended by Mortgagee for such purpose shall bear interest, shall be paid and shall be secured as provided in paragraph 14.

     29. OPERATING STATEMENTS. Mortgagor will keep accurate books and records in accordance with accounting principles consistently applied in which full, true and correct entries shall be promptly made as to all operations on the Security Property. Within 90 days after the end of each fiscal year, Mortgagor will furnish Mortgagee with annual operating and financial statements covering the Security Property, together with a rent roll, all certified by a principal of Mortgagor, and all in form satisfactory to Mortgagee. Mortgagor shall be charged a fee of Five Hundred Dollars ($500) for the failure to provide any of the foregoing within the prescribed time period, provided, however, that Mortgagee shall give Mortgagor fifteen (15) days' notice and opportunity to provide the foregoing before imposing such fee.

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                                                             Book 9117   Pg 1847

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     30. INDEMNITY. In the event Mortgagee shall be named as a party to any lawsuit brought at any time against Mortgagor or with respect to the Security Property or this Mortgage or the Obligations, or if any claim shall be made against Mortgagee in connection with the Security Property, then regardless of the merits of such lawsuit Mortgagor shall defend Mortgagee and indemnify and hold Mortgagee fully harmless from any and all claims, demands, damages, liabilities, judgments, penalties, losses, costs, expenses and attorney's fees arising out of or resulting from any such lawsuit or any appeal in connection therewith.

     31. NO PARTNERSHIP. Mortgagor and Mortgagee hereby acknowledge and agree that Mortgagee is not, has never been, and shall not be deemed a partner or joint venturer of Mortgagor or any other Obligor with respect to the Security Property, and that the relationship of Mortgagee to said parties is, has always been, and shall continue to be strictly the role of a lender. Mortgagor hereby
(a) waives and relinquishes any and all claims, demands, counterclaims and/or defenses alleging the existence of any partnership, joint venture or other fiduciary relationship between any of them and Mortgagee, and (b) agrees to indemnify and hold Mortgagee harmless against any and all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other fees, costs and expenses that Mortgagee may sustain as the result of any such allegation by any person whomsoever.

     32. ENVIRONMENTAL LAWS; GOVERNMENTAL REQUIREMENTS. Mortgagor represents and warrants to Mortgagee that Mortgagor has undertaken an appropriate inquiry into the previous ownership and uses of the Security Property consistent with good commercial or customary practice in an effort to minimize liability with respect to any Hazardous Substances (as hereinafter defined). To the best of Mortgagor's knowledge and except as disclosed in the environmental report provided by Mortgagor to Mortgagee, or as otherwise disclosed to Mortgagee in writing, Mortgagor represents and warrants that (i) neither the Security Property nor the operations or activities conducted thereon violate any local, state or federal law, rule or regulation or duty under applicable common law pertaining to human health, safety, protection of the environment, natural resources, conservation, waste management or pollution (the "Environmental Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. /Section/9601 ET SEQ.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. /Section/6901 ET SEQ.), the Clean Air Act (42 U.S.C. /Section/7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C. /Section/1251 ET SEQ.), the Emergency Planning and Community-Right-to-Know Act (42 U.S.C. /Section/11001 ET SEQ.), the Endangered Species Act (16 U.S.C. /Section/1531 et seq.), the Toxic Substances Control Act (15 U.S.C. /Section/2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. /Section/651 ET SEQ.) and the Hazardous Materials Transportation Act (49 U.S.C. /Section/1801 ET SEQ.), regulations promulgated pursuant to said laws, all as amended from time to time the Federal Water Pollution Control Act (33 U.S.C. /Section/1251 ET SEQ.); (ii) no hazardous substances, toxic substances or harmful substances, hazardous wastes, hazardous materials, pollutants or contaminants (including, without limitation, asbestos or asbestos-containing materials, lead based paint, polychlorinated biphenyls, petroleum or

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                                                             Book 9117   Pg 1848

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petroleum products or byproducts, flammable explosives, radioactive materials, or infectious substances) or any other substances or materials which are included under or regulated by the Environmental Laws (collectively, "Hazardous Substances") are located on, in or under or have been handled, generated, stored, processed or disposed of on or released or discharged from the Security Property (including underground contamination), except for those substances used by Mortgagor or any tenant under a Lease in the ordinary course of businesses in compliance with all Environmental Laws and under circumstances where no liability under any Environmental Law could reasonably be anticipated; (iii) the Security Property is presently free from contamination by Hazardous Substances and that the Security Property and the activities conducted thereon do not pose any significant hazard to human health or the environment, and (iv) the Security Property complies in all respects with all laws applicable to access to handicapped or disabled persons, including, without limitation, the "Americans with Disabilities Act" and any current or future governmental law, regulation or ruling applicable to or, if applicable, concerning lead-based paint ("Governmental Requirements"). Mortgagor shall not cause or permit the Security Property to be used for the generation, handling, storage, transportation, disposal or release of any Hazardous Substances except as exempted or permitted under applicable Environmental Laws, and Mortgagor shall not cause or permit the Security Property or any activities conducted thereon to be in violation of any applicable Environmental Laws or Governmental Requirements. Mortgagor agrees to indemnify Mortgagee and hold Mortgagee and its directors, officers, employees, successors and assigns harmless from and against any and all claims, losses, damages (including all foreseeable and unforeseeable consequential damages), liabilities, fines, penalties, charges, interest, administrative or judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including without limitation attorneys' fees and expenses), directly or indirectly resulting in whole or in part from the violation of any Environmental Laws or Governmental Requirements applicable to the Security Property or any activity conducted thereon, or from any past, present or future use, generation, handling, storage, transportation, disposal or release of Hazardous Substances at or in connection with the Security Property, or any decontamination, detoxification, closure, cleanup or other remedial measures required with respect to the Security Property under any Environmental Laws. All sums paid and costs incurred by Mortgagee with respect to the foregoing matters shall bear interest, shall be paid and shall be secured as provided in paragraph 14. This indemnity shall survive the full payment and performance of the Obligations and the satisfaction of this Mortgage, and it shall inure to the benefit of any transferee of title to the Security Property through foreclosure of this Mortgage or through deed in lieu of foreclosure.

     33. SUBROGATION. Mortgagee is hereby subrogated (a) to the lien(s) of each and every mortgage, lien or other encumbrance on all or any part of the Security Property which is fully or partially paid or satisfied out of the proceeds of the Obligations, and (b) to the rights of the owner(s) and holder(s) of any such mortgage, lien or other encumbrance. The respective rights under and priorities of all such mortgages, liens or other encumbrances shall be preserved and

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shall pass to and be held by Mortgagee as security for the Obligations, to the same extent as if they had been duly assigned by separate instrument of assignment and notwithstanding that the same may have been canceled and satisfied of record.

     34. REPRESENTATIONS AND WARRANTIES. In order to induce Mortgagee to extend the credit secured hereby, Mortgagor represents and warrants that: (a) except as previously or concurrently disclosed in writing to Mortgagee, there are no actions, suits or proceedings pending or threatened against or affecting any Obligor or any portion of the Security Property or involving the validity or enforceability of this Mortgage or the priority of its lien, before any court of law or equity or any tribunal, administrative board or governmental authority, and no Obligor is in default under any other indebtedness or with respect to any order, writ, injunction, decree, judgment or demand of any court or any governmental authority; (b) the execution and delivery of this Mortgage and all other Loan Documents do not and shall not (i) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to any Obligor, nor (ii) result in a breach of, or constitute a default under, any indenture, bond, mortgage, Lease, instrument, credit agreement, undertaking, contract or other agreement to which any Obligor is a party or by which any of them or their respective properties may be bound or affected; (c) this Mortgage and all other Loan Documents constitute valid and binding obligations of the Obligor(s) executing the same, enforceable against such Obligor(s) in accordance with their respective terms; (d) all financial statements of the Obligors previously delivered to Mortgagee have been prepared in accordance with accounting principles consistently applied and fairly present the correct respective financial conditions of the Obligors as of their respective dates, and the foregoing shall be true with respect to all financial statements of the Obligors delivered to Mortgagee hereafter; (e) there is no fact that the Obligors have not disclosed to Mortgagee in writing that could materially adversely affect their respective properties, businesses or financial conditions or the Security Property or any other collateral for the Obligations;
(f) the Obligors have duly obtained all permits, licenses, approvals and consents from, and made all filings with, any governmental authority (and the same have not lapsed nor been rescinded or revoked) which are necessary in connection with the execution or delivery or enforcement of this Mortgage or any other Loan Document or the performance of any Obligor's obligations thereunder;
(g) the Land and Improvements fully comply with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, applicable health and environmental laws and regulations and, to the best of Grantor's knowledge, all other ordinances, orders and requirements issued by any state, federal or municipal authorities having jurisdiction over the Security Property; (h) the Land is served by electric, gas, sewer, water, telephone and other utilities required for its intended use and final certificates of occupancy have been or prior to occupancy will be issued by such governmental authorities as have jurisdiction over the construction and use of the Security Property; (i) the proceeds of the Obligations are not being used to purchase or carry any "margin stock" within the meaning of Regulation "U" of the Board of Governors of the Federal Reserve System, nor to extend credit to others for that purpose; and (j) each extension of credit secured by this Mortgage is exempt from the provisions of the

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Federal Consumers Credit Protection Act (Truth-in-Lending Act) and Regulation
"Z" of the Board of Governors of the Federal Reserve System, because Mortgagor is a person fully excluded therefrom, and/or because said extension of credit is only for business or commercial purposes of Mortgagor and is not being used for personal, family, household or agricultural purposes; (k) except for the security interest granted hereby, Mortgagor is, and as to portions of the Collateral and Intangibles to be acquired after the date hereof will be, the sole owner (or lessee in the case of Collateral leased by Mortgagor) of the Collateral and Intangibles, free from any adverse lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever; (l) the Collateral will be kept on or at the Land and Improvements; and (m) Mortgagor has its principal place of business in the State where the Land is located at the address set forth at the beginning of this Mortgage and Mortgagor will immediately notify Mortgagee in writing of any change in its principal place of business as set forth in the beginning of this Mortgage.

     35. BUSINESS ENTITY. If Mortgagor is a corporation, partnership or other business entity, or if Mortgagor consists of more than one person and any such person is such a business entity, then each such business entity hereby represents and warrants as to itself, in order to induce Mortgagee to extend the credit secured hereby, that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its creation and the state in which the Security Property is located; (b) it has all requisite power and authority (corporate or otherwise) to conduct its business, to own its properties, to execute and deliver this Mortgage and all other Loan Documents executed by it, and to perform its obligations under the same; (c) its execution, delivery and performance of this Mortgage and all other such Loan Documents have been duly authorized by all necessary actions (corporate or otherwise) and do not require the consent or approval of its stockholders (if a corporation) or of any other person or entity whose consent has not been obtained; and (d) the execution, delivery and performance of this Mortgage and all other Loan Documents do not and shall not conflict with any provision of its by-laws or articles of incorporation (if a corporation), partnership agreement (if a partnership) or trust agreement or other document pursuant to which it was created and exists.

     36. RIGHTS NOT IMPAIRED. The lien, security interest and other security rights of the Mortgagee hereunder shall not be impaired by any indulgence, moratorium or release granted by the Mortgagee, including, but not limited to:
(a) any renewal, extension or modification which the Mortgagee may grant with respect to any of the Obligations; (b) any surrender, compromise, release, renewal, extension, exchange or substitution which the Mortgagee may grant in respect of the Security Property, or any part thereof or any interest therein; or (c) any release or indulgence granted to any endorser, guarantor or surety of any of the Obligations. In the event the ownership of the Security Property or any part thereof becomes vested in a person or entity other than Mortgagor, the Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and to the indebtedness secured hereby in the same manner as with Mortgagor, without in any way discharging Mortgagor's liability

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                                                             Book 9117   Pg 1851

                                             (Space reserved for Clerk of Court)


hereunder or for the payment of the indebtedness secured hereby. No sale of the Security Property, no forbearance on the part of the Mortgagee and no extension of the time for the payment of the indebtedness secured hereby given by the Mortgagee shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder or for the payment of the indebtedness secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby, except as agreed to in writing by the Mortgagee.

     37. ERISA. Mortgagor covenants and agrees that:

     (a) it shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Mortgagee of any of its rights under the Note, this Mortgage and the Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     (b) Mortgagor further covenants and agrees to deliver to Mortgagee such certifications or other evidence from time to time throughout the term of this Mortgage, as requested by Mortgagor in its sole discretion, that (i) Mortgagor is not an "employee benefit plan" as defined in
          Section 3(32) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Mortgagor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

          (i) Equity interests in Mortgagor are publicly offered securities, within the meaning of 29 C.F.R. /Section/2510.3-101(b)(2);

          (ii) Less than 25 percent of each outstanding class of equity interests in Mortgagor are held by "benefit plan investors" within the meaning of 29 C.F.R. /Section/2510.3-101(f)(2); or

          (iii) Mortgagor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. /Section/2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

     38. FUTURE ADVANCES. This Mortgage shall secure such future advances as may be made by Mortgagee, at its option and for any purpose, within twenty (20) years from the date of this Mortgage. All such future advances shall be included within the term "Obligations", shall be secured to the same extent as if made on the date of the execution of this Mortgage, and shall take priority as to third persons without actual notice from the time this Mortgage is filed for

                                 Page 31 of 36

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                                                             Book 9117   Pg 1852

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record as provided by law. The total amount of indebtedness secured by this
Mortgage may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $10,000,000.00 plus interest and any disbursements made for the payment of taxes, levies or insurance on the Security Property, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest. Without the prior written consent of Mortgagee, which Mortgagee may grant or withhold in its sole discretion, Mortgagor shall not file for record any notice limiting the maximum principal amount that may by secured by this Mortgage to a sum less than the maximum principal amount set forth in this paragraph.

     39. OTHER INDEBTEDNESS SECURED. In addition to the specific indebtedness identified herein above, the Obligations also include, and this Mortgage also secures, all Other Indebtedness (as defined in the preliminary recitals of this Mortgage), of Mortgagor to Mortgagee whether or not presently contemplated by the parties, direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced or whether evidenced by any instrument, agreement or book account, including without limitation all loans (including any loan by renewal), all indebtedness, all undertakings to take or refrain from taking any action, all indebtedness, liabilities or obligations owing from Mortgagor to others that Mortgagee may have obtained by purchase, negotiation, discount, assignment or otherwise, and all interest, taxes, fees charges, expenses, and attorney's fees chargeable to Mortgagor or incurred by Mortgagee hereunder or under any other document or instrument delivered in connection herewith.

     40. INTERPRETATION. Whenever the context of any provision of this Mortgage shall so require, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Captions and headings in this Mortgage are for convenience only and shall not affect its interpretation. All references in this Mortgage to Exhibits, Schedules, paragraphs and subparagraphs refer to the respective subdivisions of this Mortgage, unless the reference expressly identifies another document. Wherever used in this Mortgage, unless the context clearly indicates a contrary intention or unless this Mortgage specifically provides otherwise: (a) the term "Mortgagor" shall include any subsequent owner(s) of the Security Property; (b) the term "Mortgagee" shall include any subsequent holder(s) of this Mortgage; (c) the term "Obligors" shall include any permitted successor(s) or permitted assign(s) of any Obligor; (d) the term "Obligations" shall include any modification of any Obligations from time to time and any future advances or other sums payable to Mortgagee under this Mortgage; (e) the term "Loan Documents" shall include any note or other instrument evidencing or pertaining to any future advance hereunder and any renewals, extensions or modifications of any Loan Document; and (f) the term "person" shall mean "an individual, corporation, partnership, limited partnership, limited liability company, unincorporated association, joint stock corporation, joint venture or other legal entity".


                                 Page 32 of 36

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                                                             Book 9117   Pg 1853

                                             (Space reserved for Clerk of Court)


     41. MISCELLANEOUS. Time is of the essence of all provisions of this Mortgage. Mortgagor hereby waives all right of homestead exemption (if any) in the Security Property. If Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several, and wherever the term "Mortgagor" is used it shall be deemed to refer to such persons jointly and severally. If Mortgagor is a partnership, then all general partners in Mortgagor shall be liable jointly and severally for the covenants, agreements, undertakings and obligations of Mortgagor in connection with the Obligations, notwithstanding any contrary provision of the partnership laws of the state in which the Security Property is located. This Mortgage shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns, and it shall inure to the benefit of Mortgagee and its successors and assigns and to the benefit of Mortgagor and Mortgagor's heirs, personal representatives and permitted successors and assigns. This Mortgage cannot be changed except by an agreement in writing, signed by the party against whom enforcement of the change is sought.

     42. LIMITATION OF LIABILITY. Mortgagor shall not be personally liable for the payment or performance of the Obligations, and Mortgagee shall look solely to the Security Property and other security given for the Obligations to satisfy such Obligations. Notwithstanding the foregoing, Mortgagor and Guarantor shall be and remain fully and personally liable for the payment to Mortgagee for the following, plus reasonable attorneys' fees and costs: (1) damages suffered by Mortgagee as a result of (a) fraud or misrepresentation by Mortgagor or any other person acting on behalf of or at the direction of Mortgagor in connection herewith, (b) intentional waste of any of the Security Property, including the removal of any property or fixtures from the Security Property which are not replaced by similar property or fixtures of equal or greater value, (c) the amendment, modification or termination of any lease (except as permitted by subparagraph 7(a) above) of any of the Security Property in violation of any provision of the Loan Documents, (d) failure to observe and comply with all laws, ordinances and regulations applicable to any of the Security Property, (e) failure to comply with any of the obligations of Mortgagor under any of the Loan Documents or indemnity agreements pertaining to environmental or handicapped access matters, (f) the sale or further encumbrance of any of the Security Property in violation of any provision of the Loan Documents, (g) failure to insure the Security Property in accordance with the terms of the Loan Documents,
(h) failure to pay real estate taxes and assessments and ground lease payments (if applicable) which accrue prior to Mortgagee taking possession of the Security Property or failure to make sufficient funds available through escrow payments to Mortgagee to pay such taxes, assessments and ground lease payments, or (i) any of the Security Property is lost because of forfeiture to any governmental agency or third party unrelated or not affiliated with Mortgagee for any reason; (2) any rents, issues or profits of any of the Security Property collected by or on behalf of Mortgagor which are not applied to payment of the Obligations or paid to third parties not affiliated with Mortgagor for reasonable operating costs related to the Security Property (including real estate taxes and the establishment of a reasonable reserve for that purpose) after an uncured default or an uncured Event of Default

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                                                             Book 9117   Pg 1854

                                             (Space reserved for Clerk of Court)


or any event or circumstances that with the passage of time, the giving of notice, or both, could constitute an Event of Default; (3) any security deposits or other similar deposits received from tenants or occupants of the Security Property, to the extent that funds for such security deposits are not obtained by Mortgagee from Mortgagor; (4) any sums expended by Mortgagee in fulfilling the obligations of Mortgagor, as lessor, under any lease of any of the Security Property, excluding obligations relating to maintenance of the Security Property and liabilities occurring after Mortgagor has given up possession of the Security Property to Mortgagee; (5) any insurance proceeds, condemnation awards or proceeds resulting from any sale of any of the Security Property which are misapplied or misappropriated by or on behalf of Mortgagor or which, under the terms of the Loan Documents, should have been paid to Mortgagee; or (6) the amount of any valid unpaid mechanic's liens, materialmen's liens or other liens, whether or not similar, arising due to work performed or materials furnished in connection with any of the Security Property which could create liens on any portion of the Security Property. None of the foregoing shall limit, impair or affect (i) the obligations of Guarantor under its guaranties given in connection herewith; or (ii) the right of Mortgagee to take any action as may be necessary or desirable to realize upon any security given to secure the Obligations; or
(iii) the rights of Mortgagee to foreclose this Mortgage, obtain a judgment of foreclosure against Mortgagor, and enforce Mortgagee's rights hereunder and under the other Loan Documents.


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                                                             Book 9117   Pg 1855

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     WITNESS the due execution hereof as of the date first written above.

Signed, sealed and delivered in the          EQUITY ONE (ATLANTIC VILLAGE)
  presence of these witnesses:               INC., a Florida corporation


Witness: /s/ ANA PEROZO                      By: /s/ DORON VALERO
       ----------------------------             --------------------------
Print Name: ANA PEROZO                       Name:   Doron Valero
                                             Title:  Vice President

Witness: /s/ ALAN J. MARCUS
        ---------------------------
Print Name: ALAN J. MARCUS                   [CORPORATE SEAL]



STATE OF FLORIDA         )
                         )    SS.
COUNTY OF MIAMI-DADE     )


     The foregoing Mortgage, Security Agreement and Assignment of Leases was acknowledged before me this 30th day of October 1998, by Doron Valero, as Vice President of EQUITY ONE (ATLANTIC VILLAGE) INC., a Florida corporation, on behalf of the corporation. He personally appeared before me and is personally known to me or produced ___________________________ as identification.


                                     Notary: /s/ ALAN J. MARCUS
                                             -------------------------------
                                     Print Name: ALAN J. MARCUS
                                     Notary Public, State of FLORIDA
                                     My commission expires: AUGUST 13, 2001


                                                  [NOTARY SEAL]


                                 Page 35 of 36


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                                                             Book 9117   Pg 1856


A part of the Castro Y Ferrer Grant, Section 38, Township 2 South, Range 29 East, Duval County, Florida, more particularly described as follows: For a point of beginning, commence at the Southeast corner of Lot 1, Block 26, Replat of Part of Royal Palms Unit Two A, as recorded in Plat Book 31, Pages 16, 16A, 16B, 16C and 16D of the current public records of said County; thence South 07/degrees/16'02" East, along the Westerly right of way line of Royal Palms Drive, as established as a 60 foot right of way by Official Records Volume 1819, Page 52 of said public records, a distance of 20.42 feet; thence North 85/degrees/37'27" West, along the North line of the lands as described in Official Records Volume 2010, Page 42 of said public records, a distance of
80.29 feet; thence South 00/degrees/41'22" East, along the West line of said lands as described in Official Records Volume 2010, Page 42, a distance of
214.92 feet; thence North 89/degrees/18'38" East, along the South line of said lands as described in Official Records Volume 2010, Page 42, a distance of
147.68 feet to a point on the aforementioned Westerly right of way line of Royal Palms Drive, said right of way line being a curve concave Northeasterly having a radius of 515 feet; thence Southeasterly along the arc of said curve, a chord bearing of South 44/degrees/14'11" East and a chord distance of 236.50 feet to the point of tangency of said curve; thence South 57/degrees/31'02" East, continuing along said Westerly right of way line, a distance of 87.05 feet to the point of curve of a curve concave Southwesterly having a radius of 113.55 feet; thence Southeasterly along the arc of said curve, a chord bearing of South 52/degrees/13'10" East and a chord distance of 20.97 feet; thence South 89/degrees/18'38" West, along the North line of the lands as described in Official Records Volume 3397, Page 69 a distance of 126.77 feet; thence South 00/degrees/41'22" East, along the West line of said lands, a distance of 62.00 feet; thence North 89/degrees/18'38" East, along the South line of said lands as described in Official Records Volume 3397, Page 69, a distance of 160.00 feet to a point on the aforementioned Westerly right of way line of Royal Palms Drive, said point being on a curve concave Southwesterly having a radius of 113.55 feet; thence Southerly along the arc of said curve, a chord bearing of South 05/degrees/45'42" East and a chord distance of 20.08 feet to the point of tangency of said curve; thence South 89/degrees/18'38" West, along the North line of the lands as described in Official Records Volume 2219, Page 306 and along the North line of the lands as described in Official Records Volume 2843, Page 750 and along the North line of the lands as described in Official Records Volume 3231, Page 773, a distance of 440.00 feet; thence South 00/degrees/41'22" East, along the West line of the lands as described in Official Records Volume 3231, Page 773, a distance of 160.00 feet; thence South 89/degrees/18'38" West, along the North right of way line of Atlantic Boulevard (State Road A-1-A) as now established as a 100 foot right of way, a distance of 569.18 feet; thence North 07/degrees/16'02" West, a distance of 160.00 feet; thence South 89/degrees/18'38" West, parallel with said North right of way line of Atlantic Boulevard, a distance of 201.42 feet to the Easterly right of way line of Aquatic Drive, as established by Official Records Volume 3278, Pages 176 and 177 of said public records; thence North 11/degrees/42'30" West, along said Easterly right of way line, a distance of 390.26 feet; thence North 82/degrees/43'58" East, along the South line of the lands as described in Official Records Volume 2411, Page 1171, a distance of 262.48 feet; thence North 13/degrees/54'50" East, along the Easterly line of said lands as described in Official Records Volume 2411, Page 1171 and its Northeasterly extension, a distance of 192.81 feet; thence South 85/degrees/37'27" East, along the Southerly line of aforementioned Block 26, Replat of Part of Royal Palms Unit Two A, a distance of 37.52 feet; thence South 07/degrees/16'02" East, along the West line of the lands as described in Official Records Volume 1471, Page 472, a distance of 35.00 feet; thence South 85/degrees/37'27" East, along the South line of said lands, a distance of 60.00 feet; thence North 07/degrees/16'02" West, along the East line of said lands as described in Official Records Volume 1471, Page 472, a distance of 35.00 feet; thence South 85/degrees/37'27" East, along the aforementioned Southerly line of Block 26, a distance of 541.85 feet to the Point of Beginning.

TOGETHER WITH the non-exclusive right to drain surface water and run-off from the aforementioned real property (hereinafter called the "Shopping Center Property") over, across and through the drainage ditch and facilities constructed along and within the strip of land being approximately 40 feet in width along the Western boundary of the property as set forth and reserved in Official Records Volume 5683, Page 362.


                                   EXHIBIT A

                                 Page 36 of 36